Exhibit 99.2

Knight and Swift to Combine

Creating North America’s Premier Truckload Carrier

April 10, 2017

Non-GAAP Financial Metrics The attached charts include information that does not conform to generally accepted accounting principles (GAAP). Management of Knight Transportation, Inc. (“Knight”) and Swift Transportation Company (“Swift”) believe that an analysis of this data is meaningful to investors because it provides insight with respect to comparisons of the ongoing operating results of each of Knight and Swift. These measures should not be viewed as an alternative to GAAP measures of performance. Furthermore, these measures may not be consistent with similar measures provided by other companies. This data should be read in conjunction with previously published reports by Knight and Swift on their respective Forms 10-K, 10-Q, and 8-K. These reports, along with reconciliations of non-GAAP measures to GAAP are available on Knight and Swift’s respective websites. Reconciliations of non-GAAP measures to GAAP are also included with this presentation. Forward Looking Statements This communication includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. These forward-looking statements may include statements with respect to, among other things, the proposed Merger, including the expected timing of completion of the Merger; the benefits of the Merger; the combined company’s plans, objectives and expectations; future financial and operating results; and other statements that are not historical facts. These forward-looking statements are based on numerous assumptions (some of which may prove to be incorrect) and are subject to risks, uncertainties and other factors that could cause actual results and events to differ materially from those expressed or implied by these forward-looking statements. In addition to the risks, uncertainties and other factors previously disclosed in Swift’s and Knight’s reports filed with the Securities and Exchange Commission (“SEC”) and those identified elsewhere in this communication, the following risks, uncertainties and other factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance: the risk that the Merger may not be completed in a timely manner or at all due to the failure to obtain the approval of Swift’s or Knight’s stockholders or the failure to satisfy other conditions to completion of the Merger; the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement; the outcome of any legal proceeding that may be instituted against Swift, Knight or others following the announcement of the Merger; the amount of the costs, fees, expenses and charges related to the Merger; the risk that the benefits of the Merger, including synergies, may not be fully realized or may take longer to realize than expected; the risk that the Merger may not advance the combined company’s business strategy; the risk that the combined company may experience difficulty integrating Swift’s and Knight’s employees or operations; the potential diversion of Swift’s and Knight’s management’s attention resulting from the proposed Merger; economic conditions, including future recessionary economic cycles and downturns in customers’ business cycles, particularly in market segments and industries in which Swift or Knight has a significant concentration of customers; increasing competition from trucking, rail, intermodal, and brokerage competitors; increases in driver compensation to the extent not offset by increases in freight rates and difficulties in driver recruitment and retention; additional risks arising from contractual agreements with owner-operators that do not exist Swift or Knight drivers; the loss of key employees or inability to identify and recruit new employees Swift’s and Knight’s dependence on third parties for intermodal and brokerage business; potential failure in computer or communications systems; the consequences of any armed conflict involving, or terrorist attack against, the United States; inflationary, deflationary and other general economic trends; seasonal factors such as severe weather conditions that increase operating costs; the possible re-classification of owner-operators as employees; changes in rules or legislation by the National Labor Relations Board, Congress, or states and/or union organizing efforts; government regulation with respect to captive insurance companies; uncertainties and risks associated with operations in Mexico; significant reduction in, or termination of, Swift’s or Knight’s trucking services by a key customer; Swift’s and Knight’s significant ongoing capital requirements; volatility in the price or availability of fuel, as well as Swift’s and Knight’s ability to recover fuel prices through a fuel surcharge program; fluctuations in new and used equipment prices or replacement costs, and the potential failure of manufacturers to meet their sale and trade-back obligations; the impact that the combined company’s leverage may have on the way it operates its business and its ability to services debt, including compliance with its debt covenants; restrictions contained in its debt agreements; adverse impacts of insuring risk through captive insurance companies, including the need to provide restricted cash and similar collateral for anticipated losses; potential volatility or decrease in the amount of earnings as a result of the claims exposure through captive insurance companies and third-party insurance; goodwill impairment; fluctuations in interest rates; the outcome of pending or future litigation; the effects of losses from natural catastrophes in excess of insurance coverage; and the potential impact of announcement of the proposed Merger or consummation of the proposed Merger on relationships, including with employees, customers and competitors. Actual results may differ materially from those projected in the forward-looking statements. Neither Swift nor Knight undertakes to update any forward-looking statements. 1

Additional Information and Where to Find It

Investors and security holders are urged to carefully review and consider each of Swift’s and Knight’s public filings with the SEC, including but not limited to their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q. The documents filed by Swift with the SEC may be obtained free of charge at Swift’s website at http://investor.swifttrans.com/ or at the SEC’s website at www.sec.gov.

These documents may also be obtained free of charge from Swift by requesting them in writing to 2200 S. 75th Ave., Phoenix, AZ 85043, or by telephone at 1-602-269-9700. The documents filed by Knight with the SEC may be obtained free of charge at Knight’s website at www.knighttrans.com or at the SEC’s website at www.sec.gov. These documents may also be obtained free of charge from Knight by requesting them in writing to 20002 N 19th Ave, Phoenix, AZ 85027, or by telephone at 1-602-606-6315.

In connection with the proposed Merger, Swift intends to file a registration statement on Form S-4 with the SEC which will include a joint proxy statement of Knight and Swift and a prospectus of Swift, and each party will file other documents regarding the proposed Merger with the SEC. BEFORE MAKING ANY

VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF SWIFTAND KNIGHT ARE URGED TO CAREFULLY READ THE ENTIRE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. A definitive joint proxy statement/prospectus will be sent to the shareholders of each party seeking the required shareholder approval. Investors and security holders will be able to obtain the registration statement and the joint proxy statement/prospectus free of charge from the SEC’s website or from Swift or Knight as described above. The contents of the websites referenced above are not deemed to be incorporated by reference into the registration statement or the joint proxy statement/prospectus.

Certain Information Regarding Participants

Swift, Knight and their respective directors and executive officers may be deemed participants in the solicitation of proxies in connection with the proposed Merger. You can find information about Swift’s directors and executive officers in its definitive proxy statement for the 2016 Annual Meeting of Stockholders, which was filed with the SEC on April 22, 2016, and in other documents filed with the SEC by Swift and its directors and executive officers.

You can find information about Knight’s directors and executive officers in its definitive proxy statement for the 2017 Annual Meeting of Stockholders, which was filed with the SEC on March 31, 2017, and in other documents filed with the SEC by Knight and its directors and executive officers. Additional information regarding the interests of these directors and executive officers in the Merger will be included in the registration statement, joint proxy statement/prospectus or other documents filed with the SEC if any when they become available. You may obtain these documents (when they become available) free of charge at the SEC’s web site at www.sec.gov and from Swift or Knight as described above.

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Transaction Overview

All-stock merger, unanimously approved by the Knight and Swift boards

Knight-Swift Transportation Holdings Inc. (“Knight-Swift” or “KS”) will trade on the NYSE under KNX; EPS

Transaction     and stock price based on historical Knight shares

Structure and     Swift will conduct a 0.72 for 1.0 reverse stock split prior to the merger and the pre-merger Swift

Consideration     stockholders will retain their shares; Knight shareholders will receive 1.000 shares of Knight-Swift in exchange for each Knight share

Knight to be accounting acquirer; Swift HoldCo to be legal survivor with revised governance

KS will have a single class of shares outstanding with equal voting power for each share

Shareholder     Current Swift shareholders will own 54% of KS; current Knight shareholders will own 46%

Considerations     KS expects to pay quarterly dividends per share of $0.06 (unchanged from Knight’s current dividend policy)

KS’s Board of Directors to consist of all Knight directors and 4 directors from Swift (2 named by Jerry

Moyes and 2 named by the Swift board)

Governance     Jerry Moyes will be a non-employee director and Senior Advisor to the Executive Chairman and Vice

Chairman

Moyes’ family to own approximately 24%, with votes in excess of 12.5% to be cast by a committee of

Jerry Moyes, Kevin Knight, and Gary Knight, except in business combination

Executive Chairman of KS / President Swift Operating Entities – Kevin Knight

Leadership     Vice Chairman of KS – Gary Knight

Team     Chief Executive Officer of KS / President Knight Operating Entities – David Jackson

Chief Financial Officer of KS – Adam Miller

Shareholder approval required from both companies. The Moyes family and Kevin Knight and Gary Knight

Closing     have agreed to vote in favor of the transaction

Considerations     Expected to close in the third quarter of 2017, subject to regulatory approvals and customary closing conditions

Uniting Two Leading Trucking Companies With a Successful History

The combination of Knight & Swift brings together two Phoenix-based organizations whose leaders have common roots going back half a century

	1960s – 1970s	1990s	2000s	2010s	2017
Swift	Swift's predecessor founded by Jerry Moyes and family in Phoenix, AZ	Swift taken public on NASDAQ 20%+ Revenue CAGR 12 Acquisitions	Continued expansion Swift taken private by Jerry Moyes and family	Expansion of product lines, reaches $4 billion in revenue Swift taken public again on New York Stock Exchange	Knight & Swift combine to create North America's premier trucking company
Knight Transportation	Randy, Kevin, Gary, and Keith Knight begin their trucking careers at Swift	Knight founded by Kevin, Gary, Randy, and Keith Knight Knight listed on NASDAQ +30% Revenue CAGR, 3 Acquisitions	Establishment of Knight Refrigerated, Brokerage & Port Services, and Intermodal divisions	Knight reaches $1 billion in revenues in 2014	

4

Market Leaders Under Common Ownership Create Largest Truckload Company

	KNIGHT TRANSPORTATION	SWIFT	KNIGHT TRANSPORTATION SWIFT
2016 Revenue[1]	■ $1,118 million	■ $4,032 million	■ $5,225 million
2016 Adjusted Operating Ratio[1,2]	■ 85.3%	■ 92.9%	■ 88.3%
2016 Leverage[1,3]	■ Net Debt / Adj. EBITDA: 0.0x ■ Adj. Net Debt / Adj. EBITDAR: 0.1x	■ Net Debt / Adj. EBITDA: 2.0x ■ Adj. Net Debt / Adj. EBITDAR: 2.9x	■ Net Debt / Adj. EBITDA: 1.1x ■ Adj. Net Debt / Adj. EBITDAR: 1.9x
Service Line Composition	Intermodal 2% Refrigerated 15% Logistics & Other 19% Dedicated 7% Truckload 57%	Intermodal 9% Truckload 50% Refrigerated 8% Logistics & Other 9%[4] Dedicated 24%	Intermodal 7% Refrigerated 10% Logistics & Other 11% Dedicated 20% Truckload 51%
Operations	■ Tractors[5]: 4,705 ■ Trailers: 12,746 ■ Drivers: 4,738	■ Tractors[5]: 18,366 ■ Trailers: 64,066 ■ Drivers: 16,600	■ Tractors[5]: 23,071 ■ Trailers: 76,812 ■ Drivers: 21,338

Source: Company Filings

Note: All Knight and Swift combined figures are shown on a pro forma basis as if the merger occurred on January 1, 2016

1. Gross revenues. Pro Forma assumes $150 million of total run-rate synergies within three years of closing, consisting of $75 million of run rate revenue synergies and $75 million of run rate cost synergies
2. See Appendix for calculation
3. Adjusted debt assumes capitalization of operating leases using a rent capitalization factor of 5.0x
4. Other includes revenue from repair and maintenance shops, premium revenue from captive insurance companies, and tractor leasing revenue from Swift's IEL subsidiary
5. Tractor count includes both company owned and owner operated tractors

5

Strategic Geographic Presence

Over 70 locations in 30 states and 3 locations throughout Mexico


Lewiston
Inner Grove Heights
Seattle
Sumner
Portland
Troutdale
Grand Rapids
Menasha
New Boston
Syracuse
Idaho Falls
Boise
Yankton
Columbus
Salt Lake City
Gary
Granger
Rochelle
Sparks
Reno
Denver
Kansas City
Manteno
Carlisle
Avenel
Willows
West Valley City
Jonestown
Edwardsville
Manchester
Lathrop
Indianapolis
Tulsa
Richmond
Oklahoma City
Tulare
Las Vegas
Albuquerque
Nashville
Fontana
Phoenix
Charlotte
Rancho Dominguez
Memphis
Greer
Jurupa Valley
Dallas
Decatur
Atlanta
Otay Mesa
Corsicana
Lancaster
Nogales
El Paso
Katy
Ocala
Laredo
Houston
Gulfport
Lakeland
Nuevo Laredo
Monterrey
Mexico City
Knight Headquarters
Swift Headquarters
Knight Locations (33)
Swift Locations (39)

Enhanced Profile to Customers & Drivers

- Forward positioning aligns with shortening supply chain
- Near all major driver domiciles
- Unparalleled proximity to population centers
- No plan to close service centers or combine networks

6

KNIGHT SWIFT

Compelling Strategic and Financial Rationale

Knight-Swift will offer the largest truckload and dedicated fleets and service center network by a

North America’s Leading     significant factor.

Truckload Group

? 23,000 tractors; 77,000 trailers; over 70 service locations

Swift strengths in dedicated, Mexico, with unparalleled fleet size

Highly Complementary

Operations/Expertise     Knight strengths of industry-leading margins and returns in dry van and refrigerated segments and brokerage expertise

Decentralized operations with strong accountability for performance

Disciplined Implementation     Retain distinct brands, service centers, and operating networks

Plan

Dedicated transition teams to work together

Estimated synergies of $15 million in 2H2017, $100 million in 2018 and $150 million in 2019

Adjusted EPS accretion estimate of over 30% in 2018, the first full year of the merger

Significant Value Creation

Significant free cash flow creation to support deleveraging

Expected $5 billion+ pro forma market capitalization

Highly Investable Stock in     Significant liquidity and share liquidity

Sector     KNX to be accounting acquirer and expects to benefit from Knight’s history of industry-leading operational and financial metrics

Business Strategy

Knight and Swift will maintain their distinct brands in customer and driver facing activities,

Separate Operations     sustaining many years of strong relationships and operating knowledge

Execution     Managing on a per load, per truck, and a per service center basis

Operating ratio drives both companies

Efficiency/Accountability     Target areas include sharing best practices (safety, operating efficiency, technology),

improving yield, and identifying purchasing economies

Business Intelligence     Leverage combined freight market knowledge when making decisions to commit capacity

Technology     Collaborate on the development and adoption of impactful technology

Significant Synergy Potential

Synergies of $150 million by 2019

Revenue and Cost Synergies     Sources of Synergies

Cross-functional team will include leaders from both

$200     companies

32 focus areas

$150 Improving Yield by Managing

$150     Mix, Deadhead, and

Commitments

Revenue

Shared Market Intelligence

$75

$100

$100     Non-Asset Growth

$51     Accountability in Service Centers

$50     Purchasing Economies

Cost

$31     $75 Enhancing Efficiencies

$15    $49

Sharing Best Practices

$16

$0

2017PF1    2018E 2019E

Projected Revenue Synergies    Projected Cost Synergies

1. PF for a full-year of synergies, assuming the transaction occurred on 12/31/16

Strong Balance Sheet and Cash Flow

Strong balance sheet provides operating and strategic flexibility going forward Significant cash flow allows for capital returns and accelerated de-leveraging

Capital policy will target quarterly dividends of $0.06 per share and continued deleveraging

Unlevered Free Cash Flow1    Leverage (Net Debt / Adjusted EBITDA)

$700

$600     $588

$93

$500

$400

$400

$340

$300

$221

$343

$200

$100    $223

$154

$56

$ -

($2)

($100)     2

2014    20152016PF2

Knight Standalone    Swift Standalone After-Tax Run Rate Synergies 3

Source: Company Filings, Knight Management

1. Free cash flow is calculated as reported cash flows from operating activities less net capital expenditures, excluding acquisitions

2. Pro Forma assumes $150 million of total pre-tax run-rate synergies, unless otherwise specified

3. Synergies are tax-effected at 38.25%

Creating North America’s Premier Truckload Company

ites two long-standing industry leaders with complementary 1 erations under common ownership

Maintenance of distinct brands 2

Strong, experienced management team with long-history 3 of operational excellence to realize significant synergies eate significant shareholder value through strength and scale 4 f business, and synergy realization

Appendix

Non-GAAP Reconciliation

A    BA + BCA + B + C

2016 Actual    2016 Actual2016 Pro FormaSynergies 32016 PF + Synergies

Adjusted Operating Income Reconciliation     Run Rate Synergies

Total Revenue    $1,118 $4,032$5,150$75$5,225

Less: Trucking Fuel Surcharge    (90) (309)(399)-(399)

Revenue, excluding Trucking Fuel Surcharge    $1,028 $3,723$4,751$75$4,826

Operating Expenses    $970 $3,790$4,759($75)$4,684

Adjusted for:

Trucking Fuel Surcharge    ($90) ($309)($399)$ -($399)

Accrual for Class Action Lawsuits    (2) -(2)-(2)

Amortization of Certain Intangibles    - (16)(16)-(16)

Non-Cash Impairments    - (1)(1)-(1)

Moyes Retirement Package    - (7)(7)-(7)

Adjusted Operating Expenses    $877 $3,457$4,335($75)$4,259

Operating Income (GAAP)    $148 $242$390$150$541

Adjusted Operating Income    $151 $266$416$150$567

Operating Ratio

Operating Ratio 1    86.7% 94.0%92.4%89.6%

Adjusted Operating Ratio 2    85.3% 92.9%91.2%88.3%

Free Cash Flow

Cash Flow from Operating Activities    $243 $466$710$93 3$803

Less: Capital Expenditures    (155) (239)(394)-(394)

Plus: Proceeds from Sale of Equipment    66 113179-179

Unlevered Free Cash Flow    $154 $340$495$93$588

1. Operating Ratio calculated as total operating expenses as a percentage of total revenue

2. Adjusted Operating Ratio calculated as total Adjusted Operating Expenses as a percentage of Revenue Excluding Trucking Fuel Surcharge

3. Synergies represent 2019 forecasted pre-tax revenue and cost synergies of $150 million, then tax-effected at 38.25%

Non-GAAP Reconciliation (Cont’d)     ABA + B + CCA + B + C 2016 Actual2016 Actual2016 Pro FormaSynergies 22016 Pro Forma Adjusted EBITDA Reconciliation     Net Income     $95$149$245$93$337 Adjusted for:     Plus: Depreciation and Amortization     $116$267$383$ -$383 Plus: Amortization of Intangibles     11717017 Interest Expense     13131031 Interest Income     (0)(3)(3)0(3) Income Tax Expense     586612358181 EBITDA     $270$527$796$150$947 Adjusted for:     Accrual for Class Action Lawsuits     $2$ -$2$ -$2 Non-cash Impairments     -11-1 Non-cash Equity Compensation     -66-- Adjusted EBITDA     $272$534$806$150$950 Adjusted EBITDAR Reconciliation     Adjusted EBITDA     $272$534$806$150$950 Plus: Operating Lease Expense     5226231-231 Adjusted EBITDAR     $277$760$1,037$150$1,181 Return on Invested Capital (ROIC)     Adjusted Operating Income     $151$266$416$150$567 Tax Rate     38.25%38.25%38.25%38.25%38.25% Tax-Effected Adjusted Operating Income     $93$164$257$93$350 20152016201520162015201620152016 Debt    $112 $18$1,385$1,145$1,497$1,163$1,497$1,163 Shareholders’ Equity 1    740 7896176721,3571,4611,3571,461 Total Capitalization    $852 $807$2,002$1,817$2,854$2,624$2,854$2,624 Average Total Capitalization     $830$1,9102,739$2,739 Adjusted Return on Invested Capital (ROIC)     11.2%8.6%9.4%12.8% 1.    Pro forma shareholders’ equity represents simple sum of 12/31/16 actual shareholders’ equity balances for Knight and Swift. Does not incorporate purchase accounting adjustments 2.    Synergies represent 2019 forecasted pre-tax revenue and cost synergies of $150 million, then tax-effected at 38.25% 14